AMENDMENT NO. 2

TO

ICEWEB, INC.

2012 EQUITY COMPENSATION PLAN

WHEREAS, on August 28, 2012, IceWEB, Inc. (the “Company”), adopted the 2012 Equity Compensation Plan (the “Plan”) covering 25,000,000 shares of Common Stock;

WHEREAS, on January 17, 2013 the Company amended the Plan to further increase the authorized number of shares of Common Stock included within the Plan to 80,000,000 shares; and

WHEREAS, the Company desires to amend the Plan to further increase the authorized number of shares of Common Stock included within the Plan;

NOW, THEREFORE, pursuant to the unanimous written consent of the Company’s Board of Directors of even date herewith, the Company hereby amends the Plan as follows:

1.         Section 4 of the Plan entitled “Shares Subject to Plan” is hereby amended so that the maximum aggregate number of shares which may be issued under the Plan shall be 105,000,000 shares of Common Stock.

2.

Except as modified herein, the terms and conditions of the Plan shall remain in full force and effect.

Executed this 25th day of September, 2013.

ICEWEB, INC.

By:/s/ Robert M. Howe III

Robert M. Howe III, CEO

Notary:

Subscribed and sworn before me this 26th day of September, 2013.

/s/ My Le Phuong

Notary Public

My Commission Expires May 31, 2017